Partners Group Private Equity (TEI), LLC
Registration No. 811-22379
Form N-SAR
Semi-Annual Period Ended September 30, 2016


SUB-ITEM 77C: Submission of matters to a vote of security holders

      As a member of Partners Group Private
Equity (Master Fund), LLC (the "Master Fund"),
Partners Group Private Equity (TEI), LLC (the
"Fund") was asked to vote on the proposals listed below with respect to the Master Fund (the "Master
Fund Proposals"). The Fund sought voting instructions from its members with respect to the Master Fund Proposals via a voting instruction request (the "Voting Instruction Request") dated
May 13, 2016. At a Special Meeting of the members of the Master Fund held on June 30, 2016 and reconvened on August 12, 2016, the Fund voted its interests in the Master Fund for or against the Master Fund Proposals proportionately to the instructions to vote for or against the Master Fund
Proposals received from its members. The results of the Voting Instruction Request were as follows:

P
r
o
p
o
s
a
l
F
o
r

t
h
e

R
e
s
o
l
u
t
i
o
n
A
g
a
i
n
s
t

t
h
e

R
e
s
o
l
u
t
i
o
n
A
b
s
t
a
i
n
1
..

A
p
p
r
o
v
a
l

o
f

t
h
e

n
e
w

L
i
m
i
t
e
d

L
i
a
b
i
l
i
t
y

C
o
m
p
a
n
y

A
g
r
e
e
m
e
n
t
7
2
..
4
2
8
%
2
5
..
5
3
7
%
2
..
0
3
4
%
2
..

A
p
p
r
o
v
a
l

o
f

t
h
e

r
e
o
r
g
a
n
i
z
a
t
i
o
n

o
f

t
h
e

m
a
s
t
e
r
-
f
e
e
d
e
r

s
t
r
u
c
t
u
r
e

i
n
t
o

a

s
i
n
g
l
e

f
u
n
d

w
i
t
h

m
u
l
t
i
p
l
e

c
l
a
s
s
e
s

o
f

i
n
t
e
r
e
s
t
s
7
2
..
6
3
0
%
2
5
..
1
5
4
%
2
..
2
1
5
%
3
..

A
p
p
r
o
v
a
l

o
f

t
h
e

S
e
c
o
n
d

A
m
e
n
d
e
d

a
n
d

R
e
s
t
a
t
e
d

I
n
v
e
s
t
m
e
n
t

M
a
n
a
g
e
m
e
n
t

A
g
r
e
e
m
e
n
t

b
e
t
w
e
e
n

t
h
e

F
u
n
d

a
n
d

P
a
r
t
n
e
r
s

G
r
o
u
p

(
U
S
A
)

I
n
c
..
6
9
..
5
8
0
%
2
8
..
2
8
0
%
2
..
1
3
9
%
4
..

A
p
p
r
o
v
a
l

o
f

t
h
e

D
i
s
t
r
i
b
u
t
i
o
n

a
n
d

S
e
r
v
i
c
e

P
l
a
n

f
o
r

C
l
a
s
s

A

I
n
t
e
r
e
s
t
s

o
f

t
h
e

F
u
n
d
7
2
..
6
3
5
%
2
5
..
4
2
6
%
1
..
9
3
8
%
5
..

A
p
p
r
o
v
a
l

o
f

a

M
i
n
i
m
u
m

R
e
p
u
r
c
h
a
s
e

T
h
r
e
s
h
o
l
d

f
o
r

t
h
e

F
u
n
d
7
4
..
4
1
3
%
2
5
..
1
4
0
%
2
..
4
4
6
%




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